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                                                                    EXHIBIT 99.2


 NOTICE OF GUARANTEED DELIVERY FOR TENDER OF ANY AND ALL OUTSTANDING 12% SENIOR
             SUBORDINATED NOTES DUE 2008 OF ATC GROUP SERVICES INC.

  This notice of Guaranteed Delivery or one substantially equivalent hereto must be used to accept the Exchange Offer of ATC Group Services Inc., a Delaware
corporation (the "Company"), made pursuant to the Prospectus, dated           ,
1998 (the "Prospectus"), if certificates for the outstanding 12% Senior Subordinated Notes due 2008 of the Company (the "Private Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach State Street Bank and Trust Company (the "Exchange Agent") on or prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. This Notice of Guaranteed Delivery may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. See "The Exchange Offer--Procedures for Tendering" in the Prospectus. In addition, in order to utilize the guaranteed delivery procedure to tender Private Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or a manually signed facsimile thereof) must also be received by the Exchange Agent on or prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms used herein but not defined herein have the respective meanings given to them in the Prospectus.

       Delivery To:  State Street Bank and Trust Company, Exchange Agent:

           By Mail:                          By Facsimile Transmission:             By Hand / Overnight Delivery:
State Street Bank and Trust Company       (For Eligible Institutions Only)       State Street Bank and Trust Company
     Attn:  Kellie Huller                          (617) 664-5290                       Attn:  Kellie Huller
Corporate Trust Department, 4th Floor                                            Corporate Trust Department, 4th Floor
   Two International Place                      Confirm by Telephone:                  Two International Place
    Boston, MA  02110                               (617) 664-5587                        Boston, MA  02110

  DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

  THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

  Upon the terms and conditions set forth in the Prospectus and the related Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Private Notes set forth below pursuant to the guaranteed delivery procedures described in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

Principal Amount of Private Notes Tendered:*

$_________________________________
Certificate Nos. (if available):              If Private Notes will be delivered by
                                              book-entry transfer to The Depository
                                              Trust Company, provide account number.
__________________________________
Total Principal Amount
Represented by Private Notes
Certificate(s):

$_________________________________            Account Number________________________

__________________________________            Date:_________________________________
:

* Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

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AN AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH
OR INCAPACITY OF THE UNDERSIGNED, AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

--------------------------------------------------------------------------------



                                PLEASE SIGN HERE


X________________________________________              ________________________

X________________________________________              ________________________
         Signature(s) of Owner(s)                                 Date
         or Authorized Signatory


                  Area Code and Telephone Number:_______________________________

  MUST BE SIGNED BY THE HOLDER(S) OF PRIVATE NOTES AS THEIR NAME(S) APPEAR(S) ON CERTIFICATES FOR PRIVATE NOTES OR ON A SECURITY POSITION LISTING, OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY ENDORSEMENT AND DOCUMENTS TRANSMITTED WITH THIS NOTICE OF GUARANTEED DELIVERY. IF SIGNATURE IS BY TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, ATTORNEY-IN-FACT, OFFICER OR OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, SUCH PERSON MUST SET FORTH HIS OR HER FULL TITLE BELOW.


                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):       --------------------------------------------------------------

               --------------------------------------------------------------

Capacity:      --------------------------------------------------------------

Address(es):   --------------------------------------------------------------

               --------------------------------------------------------------


                                   GUARANTEE

  The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States, or an "eligible guarantor institution" (within the meaning of Rule 17Ad-15 under the Securities and Exchange Act of 1934, as amended) hereby guarantees that the certificates representing the principal amount of Private Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Private Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with one or more properly completed and duly executed Letter(s) of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three business days after the Expiration Date of the Exchange Offer.

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

_________________________________             _______________________________
       Name of Firm                                  Authorized Signature

_________________________________             _______________________________
          Address                                         Title

_________________________________             Name: _________________________
                     Zip Code                         Please Type or Print)

Area Code and Tel. No.___________             Dated:_________________________


NOTE: DO NOT SEND CERTIFICATES FOR PRIVATE NOTES WITH THIS NOTICE OF
      GUARANTEED DELIVERY. ACTUAL SURRENDER OF PRIVATE NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.

                                       3